UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2007
3DIcon Corporation
(Exact name of registrant as specified in charter)

Oklahoma (State or other jurisdiction of incorporation)	333-143761 (Commission File Number)	73-1479206 (IRS Employer Identification No.)

7507 S. Sandusky Avenue Tulsa, OK (Address of principal executive offices)	74136 (Zip Code)

Registrant’s telephone number, including area code: (918) 492-5082

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On November 1, 2007, the Board of Directors of 3DIcon Corporation (the “Company”), adopted by unanimous written consent an amendment to the Company’s Bylaws. The amended Bylaws are attached as exhibit 3.4.

The amendment to the Bylaws provided that the Annual Meeting of the Company is to be held during the months of May, June or July. In addition, the amendment to the Bylaws created two additional positions on the Board of Directors.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
3.4	Amendment to Bylaws*

*To be filed on Amendment.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3DIcon Corporation

Dated: November 7, 2007	By:	/s/ Vivek Bhaman
	Name:	Vivek Bhaman
	Title:	President & Chief Operating Officer